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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 20, 2002


                      SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-39373                 36-4176637
(State of Incorporation)       (Commission File No.)      (IRS Employer Number)


        225 West Washington Street, Suite 2200, Chicago, Illinois 60606
              (Address of principal executive officers)(Zip Code)



       Registrant's telephone number, including area code: (312) 419-7100

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ITEM 5. OTHER EVENTS

On December 20, 2002 Sovereign Specialty Chemicals, Inc. issued a press release to announce it has refinanced most of its senior secured Term A credit facility with a new six year Term B facility as part of an amendment to its credit agreement. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the amendment to the Credit Agreement is attached hereto as Exhibit 4.1D.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits

           Exhibit 4.1D Amendment No. 4 to the Amended and Restated Credit Agreement, dated December 20, 2002 among Sovereign Specialty Chemicals, Inc., the Guarantors and JP Morgan Chase Bank.


           Exhibit 99.1 Press Release of Sovereign Specialty Chemicals, Inc. dated December 27, 2002, regarding an announcement of refinancing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOVEREIGN SPECIALTY CHEMICALS, INC.
                                                (registrant)


                                     By: /s/ Terry D. Smith
                                         -------------------------------
                                         Terry D. Smith
                                         Vice President and
                                         Chief Financial Officer


Dated: December 27, 2002